UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021 (June 7, 2021)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, CA 92705
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On June 9, 2021 Terra Tech Corp. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) with Sterling Harlan and Matthew Guild (collectively, the “Sellers”) pursuant to which the Company will purchase from the Sellers all of the issued and outstanding shares of common stock (the “Shares”) of Silverstreak Solutions, Inc. (“Silverstreak”), a cannabis delivery service based in Sacramento, CA.

Pursuant to the SPA, in consideration for the Shares, at the closing of the transactions contemplated by the SPA (the “Closing”), the Company will pay the Sellers on a pro rata basis a total of Ten Million Dollars ($10,000,000) (the “Purchase Price”). The Purchase Price is comprised of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) in cash, (ii) a number of shares of restricted common stock, par value $0.001 per share, of the Company (the “Purchaser Shares”), equal to the quotient obtained by dividing (a) $2,500,000, by (b) the volume-weighted average price of the Purchaser Shares as reported through Bloomberg for the ten (10) consecutive trading days ending on the business day prior to the Closing, (iii) a $2,500,000 unsecured promissory note with an interest rate of 3% and due six months after the Closing (the “Six-Month Note”), and (iv) a $2,500,000 unsecured promissory note with an interest rate of 3% and due twelve months after the Closing (the “Twelve-Month Note”).

The Six-Month Note and Twelve-Month Note contain customary events of default, including failure to pay any principal, interest or any other amount due, a breach of representations, warranties or covenants made by the Company, the commencement of bankruptcy proceedings against the Company or the entry of a judgment or decree against the Company. If an event of default occurs under either the Six-Month Note or Twelve-Month Note, the noteholder may declare the entire principal amount of the Six-Month Note or Twelve-Month Note, as applicable, together with all accrued interest thereon, immediately due and payable. In addition, if any amount payable under either the Six-Month Note or Twelve-Month Note is not paid when due, such overdue amount shall bear interest at a rate of 8% from the date of such non-payment until such amount is paid in full.

The SPA contains customary representations, warranties and covenants made by the Company and the Sellers, including covenants relating to obtaining the requisite regulatory approvals, and the conduct of Silverstreak’s businesses between the date of signing of the SPA and the Closing.

The Closing is subject to satisfaction or waiver of certain conditions including, among other things, (i) the accuracy of the representations and warranties, subject to certain materiality qualifications, (ii) compliance by the parties with their respective covenants, and (iii) no law or order preventing the transactions contemplated by the SPA. The SPA includes customary termination rights for the Company and the Sellers.

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As of the date of the SPA and the date of this Current Report on Form 8-K, there are no other material relationships between the Company or any of the Company’s affiliates and either of the Sellers, other than in respect of the SPA.

Employment Agreements

Francis Knuettel II

On June 7, 2021 (the “Knuettel Commencement Date”), the Company entered into an Amended and Restated Executive Employment Agreement (the “Knuettel Employment Agreement”) with Francis Knuettel II, appointing Mr. Knuettel as the Company’s Chief Executive Officer and President. The term of the Knuettel Employment Agreement begins on the Commencement Date and continues until terminated by the Company or Mr. Knuettel pursuant to the terms thereof. Mr. Knuettel’s annual base compensation pursuant to the Knuettel Employment Agreement is Three Hundred Thousand Dollars ($300,000) and he is eligible to receive an annual cash bonus, with the target amount of such annual bonus equal to 50% of his base compensation in the year to which the annual bonus relates; provided that the actual amount of the annual bonus may be greater or less than the target bonus. The annual bonus will be based on performance and achievement by the Company and individual goals and objectives agreed to by the Company’s Board of Directors or Compensation Committee and Mr. Knuettel.

Mr. Knuettel was issued 1,500,000 shares (the “Knuettel Grant Shares”) of the Company’s common stock (“Common Stock”), which will vest in six equal installments, with the first installment vesting on the Knuettel Commencement Date, and the remaining installments vesting on every three-month anniversary thereafter; provided he is an employee of the Company on the applicable vesting date. The vesting of the Knuettel Grant Shares is subject to acceleration under certain circumstances as set forth in the Knuettel Employment Agreement.

Mr. Knuettel was also issued an option to purchase 1,500,000 shares (the “Knuettel Grant Options”) of Common Stock with an exercise price equal to the closing price of the Common Stock on the trading day prior to the Knuettel Commencement Date pursuant to the terms of the Company’s Equity Incentive Plan, which will vest in six equal installments, with the first installment vesting on the Knuettel Commencement Date, and the remaining installments vesting on every three month anniversary thereafter; provided he is an employee of the Company on the applicable vesting date. The vesting of the Knuettel Grant Options is subject to acceleration under certain circumstances as set forth in the Knuettel Employment Agreement.

In addition, Mr. Knuettel is eligible to receive a bonus of 200,000 fully-vested shares of Common Stock and $40,000 in cash upon closing of (A) a merger or consolidation of the Company or a subsidiary of the Company with another entity, or (B) the disposition by the Company of all or substantially all of the Company’s assets or the acquisition by the Company of all or substantially all of the assets of another entity entered into during the term of Mr. Knuettel’s original employment agreement with the Company, in each case with a transaction value of over $20,000,000 and approved by the Company’s Board of Directors.

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Mr. Knuettel is also eligible to receive a performance stock grant (the “Knuettel Performance Grant”), with the target amount of the Knuettel Performance Grant equal to seven hundred and fifty thousand (750,000) shares of Common Stock (the “Knuettel Target Grant”); provided that the actual amount of the Knuettel Performance Grant may be greater or less than the Knuettel Target Grant based on performance and achievement of Company and individual goals and objectives as as set forth in the Knuettel Employment Agreement.

If (i) Mr. Knuettel’s employment with the Company is terminated by the Company other than for cause (as defined in the Knuettel Employment Agreement), death or “permanent and total disability” or (ii) Mr. Knuettel resigns for good reason (as defined in the Knuettel Employment Agreement), then he shall be entitled to severance benefits in an amount equal to 50% of his then current base compensation, less any taxes and withholding as may be necessary pursuant to law, to be paid in accordance with the Company’s normal payroll practices, but in no event less frequently than monthly, paid in equal installments over a 6-month period.

Uri Kenig

On June 7, 2021 (the “Kenig Commencement Date”), the Company entered into an Amended and Restated Executive Employment Agreement (the “Kenig Employment Agreement”) with Uri Kenig, appointing Mr. Kenig as the Company’s Chief Operating Officer. The term of the Kenig Employment Agreement begins on the Commencement Date and continues until terminated by the Company or Mr. Kenig pursuant to the terms thereof. Mr. Kenig’s annual base compensation pursuant to the Kenig Employment Agreement is Two Hundred and Fifty Thousand Dollars ($250,000) and he is eligible to receive an annual cash bonus, with the target amount of such annual bonus equal to 50% of his base compensation in the year to which the annual bonus relates; provided that the actual amount of the annual bonus may be greater or less than the target bonus. The annual bonus will be based on performance and achievement of Company and individual goals and objectives agreed to by the Company’s Board of Directors or Compensation Committee and Mr. Kenig.

Mr. Kenig was also issued an option to purchase 1,750,000 shares (the “Kenig Grant Options”) of Common Stock with an exercise price equal to the closing price of the Common Stock on the trading day prior to the Kenig Commencement Date pursuant to the terms of the Company’s Equity Incentive Plan, which will vest in six equal installments, with the first installment vesting on the Kenig Commencement Date, and the remaining installments vesting on every three month anniversary thereafter; provided he is an employee of the Company on the applicable vesting date. The vesting of the Kenig Grant Options is subject to acceleration under certain circumstances as set forth in the Kenig Employment Agreement.

In addition, Mr. Kenig is eligible to receive a bonus of 200,000 fully-vested shares of Common Stock and $20,000 in cash upon closing of (A) a merger or consolidation of the Company or a subsidiary of the Company with another entity, or (B) the disposition by the Company of all or substantially all of the Company’s assets or the acquisition by the Company of all or substantially all of the assets of another entity entered into during the term of Mr. Kenig’s original employment agreement with the Company, in each case with a transaction value of over $20,000,000 and approved by the Company’s Board of Directors.

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Mr. Kenig is also eligible to receive a performance stock grant (the “Kenig Performance Grant”), with the target amount of the Kenig Performance Grant equal to five hundred thousand (500,000) shares of Common Stock (the “Kenig Target Grant”); provided that the actual amount of the Kenig Performance Grant may be greater or less than the Kenig Target Grant based on performance and achievement of Company and individual goals and objectives as set forth in the Kenig Employment Agreement.

If (i) Mr. Kenig’s employment with the Company is terminated by the Company other than for cause (as defined in the Kenig Employment Agreement), death or “permanent and total disability” or (ii) Mr. Kenig resigns for good reason (as defined in the Kenig Employment Agreement), then he shall be entitled to severance benefits in an amount equal to 50% of his then current base compensation, less any taxes and withholding as may be necessary pursuant to law, to be paid in accordance with the Company’s normal payroll practices, but in no event less frequently than monthly, paid in equal installments over a 6-month period.

Jeffrey Batliner

On June 7, 2021 (the “Batliner Commencement Date”), the Company entered into an Amended and Restated Executive Employment Agreement (the “Batliner Employment Agreement”) with Jeffrey Batliner, appointing Mr. Batliner as the Company’s Chief Financial Officer. The term of the Batliner Employment Agreement begins on the Commencement Date and continues until terminated by the Company or Mr. Batliner pursuant to the terms thereof. Mr. Batliner’s annual base compensation pursuant to the Batliner Employment Agreement is Two Hundred and Fifty Thousand Dollars ($250,000) and he is eligible to receive an annual cash bonus, with the target amount of such annual bonus equal to 50% of his base compensation in the year to which the annual bonus relates; provided that the actual amount of the annual bonus may be greater or less than the target bonus. The annual bonus will be based on performance and achievement of Company and individual goals and objectives agreed to by the Company’s Board of Directors or Compensation Committee and Mr. Batliner.

Mr. Batliner was also issued an option to purchase 1,750,000 shares (the “Batliner Grant Options”) of Common Stock with an exercise price equal to the closing price of the Common Stock on the trading day prior to the Batliner Commencement Date pursuant to the terms of the Company’s Equity Incentive Plan, which will vest in six equal installments, with the first installment vesting on the Batliner Commencement Date, and the remaining installments vesting on every three month anniversary thereafter; provided he is an employee of the Company on the applicable vesting date. The vesting of the Batliner Grant Options is subject to acceleration under certain circumstances as set forth in the Batliner Employment Agreement.

Mr. Batliner is also eligible to receive a performance stock grant (the “Batliner Performance Grant”), with the target amount of the Batliner Performance Grant equal to five hundred thousand (500,000) shares of Common Stock (the “Batliner Target Grant”); provided that the actual amount of the Batliner Performance Grant may be greater or less than the Batliner Target Grant based on performance and achievement of Company and individual goals and objectives as set forth in the Batliner Employment Agreement.

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If (i) Mr. Batliner’s employment with the Company is terminated by the Company other than for cause (as defined in the Batliner Employment Agreement), death or “permanent and total disability” or (ii) Mr. Batliner resigns for good reason (as defined in the Batliner Employment Agreement), then he shall be entitled to severance benefits in an amount equal to 50% of his then current base compensation, less any taxes and withholding as may be necessary pursuant to law, to be paid in accordance with the Company’s normal payroll practices, but in no event less frequently than monthly, paid in equal installments over a 6-month period.

The foregoing descriptions of the SPA, the Six-Month Note, the Twelve-Month Note, the Knuettel Employment Agreement, the Kenig Employment Agreement, and the Batliner Employment Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K (this “Report”) and which are incorporated by reference herein in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Six-Month Note and the Twelve-Month Note and the transactions contemplated thereby, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the SPA and the transactions contemplated thereby, is incorporated herein by reference. The Purchaser Shares to be issued pursuant to the SPA will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Appropriate restrictive legends will be affixed to the Purchaser Shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above relating to the Knuettel Employment Agreement, the Batliner Employment Agreement, and the Kenig Employment Agreement and the transactions contemplated thereby, is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Mr. Knuettel II will present at the LD Micro Invitational XI investor conference taking place virtually on June 10, 2021 at 1:00 p.m. Eastern time. A copy of the slides to be used by the Company at the investor conference is attached to this Report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

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Item 8.01 Other Events.

On June 7, 2021, the Company issued a press release announcing, among other things, that it had entered into an agreement for the sale of its non-operating N. 4th Street property in Las Vegas, NV. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On June 10, 2021, the Company issued a press release announcing, among other things, that it had entered into the SPA. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement between Terra Tech Corp. and Sterling Harlan and Matthew Guild, dated June 9, 2021
10.2	Form of Six-Month Note
10.3	Form of Twelve-Month Note
10.4	Employment Agreement between Terra Tech Corp. and Francis Knuettel II, dated June 7, 2021
10.5	Employment Agreement between Terra Tech Corp. and Uri Kenig, dated June 7, 2021
10.6	Employment Agreement between Terra Tech Corp. and Jeffrey Batliner, dated June 7, 2021
99.1	Slides from June 10, 2021 investor presentation
99.2	Press release dated June 7, 2021
99.3	Press release, dated June 10, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: June 10, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
President and Chief Executive Officer

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